SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement       [ ]     Confidential, For Use of the
[X]      Definitive Proxy Statement                Commission Only (as permitted
[ ]      Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ]      Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12

                               NEWSGURUS.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    Board of Directors -- Newsgurus.com, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                                       1

                               NEWSGURUS.COM, INC.
                              5774 Deadpine Drive,
                    Kelowna, British Columbia, Canada V1P 1A3

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                     to be held on Friday, October 27, 2000

This Proxy Statement and the accompanying proxy are furnished to the shareholders of Newsgurus.com, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2000 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Friday, October 27, 2000, beginning at 1:00 p.m. at the Company's headquarters, located at 5774 Deadpine Drive, Kelowna, British Columbia, V1P 1A3, and at any postponements or adjournments of the Annual Meeting. The enclosed proxy is being solicited by the Board of Directors of the Company.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

VOTING AND REVOCABILITY OF PROXIES

Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors and FOR approval of Davidson & Company as the independent auditors of the Company. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting.

Shareholders of record as of the close of business on October 27, 2000 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on September 27, 2000, there were 9,290,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors shall be no less than one director or that number otherwise required by law and be determined by the Board of Directors. The Board of Directors has set the number of directors at three, and there are currently three members on the Board of Directors.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

Three directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR Mr. Chris Bunka, Mr. Sudhir Khanna and Mr. Stephen Encarnacao. Messrs. Bunka, Khanna and Encarnacao were recommended by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Messrs. Bunka, Khanna and Encarnacao are currently members of the Board of Directors.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders are entitled to one vote for each share held.

Background information with respect to the nominee for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

CHRIS BUNKA, President and C.E.O. of the Company, was appointed to his positions with the Company on November 20, 1999. Prior to joining the Company, from January to December, 1995, Mr. Bunka provided independent consulting, management and operational services to small private businesses. Since January, 1996 Mr. Bunka has been editor of Outsider's Overture publications which specialize in identifying economic trends in specific investment sectors. Mr. Bunka has been quoted in international publications and has written articles for several magazines.


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

Mr. Bunka's Outsider's Overture has been published monthly since August, 1996. It is a monthly newsletter delivered by mail. An annual subscription is US$119. Outsider's Overture covers economic and investment trends.

Mr. Bunka also published the Outsider's Overture Instant Alert from February, 1997 until November, 1999. This was an irregularly-published supplement designed to update subscribers on tumultuous international economic or market events. It was delivered either by fax or mail. It included a regular subscription to the Outsider's Overture and had an annual subscription fee of US$1,000.

Mr. Bunka has published the Outsider's Overture Tracker continuously since March, 1997. This is an e-mail delivered publication that also includes a subscription to Outsider's Overture and is available for an annual subscription of US$239. Roughly 50 issues of the Tracker are published each year and it offers short, single-page market updates.

In April, 1998 Mr. Bunka wrote and published "The Outsider's Guide to Speculative Stocks", a "how to" book designed to aid investors in building a logical approach to discovering temporarily undervalued investment sectors.

Since September, 1998, Mr. Bunka has presented weekly radio commentary on CKWX and CKNW radio in Vancouver and he has also appeared on local and national television.

SUDHIR KHANNA, Secretary of the Company, was appointed to his positions with the Company on November 20, 1999. Mr. Khanna also serves as a director of Latitude Minerals Corp., symbol "LTU" on the Canadian Venture Exchange.

Sudhir Khanna is a professional engineer. From January, 1992 until September, 1997, Mr. Khanna worked on the development of the policy framework in the areas of sewage biosolids, hazardous waste, and recycling for the Province of Ontario, Canada. He also modeled, evaluated and managed approximately 80 projects dealing with the Ontario recycling infrastructure with a budget of more than $20 million.

Since June, 1992, Mr. Khanna has also worked on various projects as an independent consultant with Procter & Gamble, Scarborough Board of Education, the Province of Ontario and IBM.

In January, 1997, Mr. Khanna launched The Resource Indicator, an investment publication covering the resource industry. Mr. Khanna is both the editor and the publisher of the newsletter, since renamed eKHANNA, and has been successful in increasing the newsletter's exposure by creating mutually beneficial partnerships with content providers. Mr. Khanna has spoken at investment conferences and has been quoted in resource related journals.

STEPHEN ENCARNACAO, Director of the Company. Mr. Encarnacao was born in New Bedford, Massachusetts and educated at the University of Massachusetts receiving a Bachelors Degree in Economics. He also received an MBA with Honors from Florida State University. He began his career in sales with CBS Records. Upon finishing his graduate studies he joined the H. J. Heinz company as district sales manager for the New York District.


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

Mr. Encarnacao was promoted to the brand management team of the Heinz Subsidiary, Ore Ida Foods in Boise, Idaho. As senior brand manager for the Ore Ida Brand, he was instrumental in doubling market share and increasing revenue to over $ 300 million in sales in a three year period. In 1978, he was promoted to General Manager of Marketing for the Weight Watcher Foods Division of Heinz with overall marketing responsibility for the brand.

After eight years at Heinz, Mr. Encarnacao returned to the Boston Area to assume marketing responsibility for the $500 Million Frozen Food and Dairy Business of
H. P. Hood. After three years at Hood, he joined Synectics Inc., an international management consulting firm in Cambridge, Massachusetts as senior associate and member of the operating committee.

Accounts under his management direction during his three years at Synectics included ATT, Bell Labs, General Foods, Nestle, Black & Decker, Clairol, Maybelline and Young & Rubican. In 1984, Mr. Encarnacao's smallest account was a small-but-growing athletic shoe company, Reebok USA. Mr. Paul Fireman, CEO of the company, invited Mr. Encarnacao to join Reebok as Vice President, Chief Marketing Officer. Mr. Encarnacao accepted the position and joined Reebok later that year.

Over the next three years, Reebok grew from less than $50 Million in annual sales to nearly $1 Billion. Mr. Encarnacao served a broad range of critical roles for the company. He was responsible for and directed all domestic and international marketing efforts in addition to managing long range strategic planning, including acquisitions. He also served as the primary spokesperson for the company.

At the end of 1987, Mr. Encarnacao joined Puma USA as General Manager and Chief Operating Officer. After leading a successful 18-month turnaround at Puma, he joined Converse in late 1989 as Senior Vice President of Marketing, Research and Development. During his tenure at Converse, he successfully repositioned the All Star Brand and secured the merchandising rights to Batman.

In 1991, Mr. Encarnacao founded Stonemark Inc. a consumer marketing and management consulting company. Mr. Encarnacao successfully launched the Carter's Children Brand of Footwear and as well as Blackburne Racquets. In addition to the consumer products, he provided strategic management advisory and consulting services to a select number of clients including Airwalk, Domain, Deckers Outdoors, The National Potato Board, Winston Flowers, Wallwork Curry Advertising and Booktech.

In September of 1999, Mr. Encarnacao joined booktech.com as Chief Marketing Officer. He is responsible for marketing, sales, and business strategy as well as investor relations. Mr. Encarnacao serves as a director for Blackburne Advanced Racquet Systems and Brand Leaders International. Ltd. He has served on the Chancellor's Council at the University of Massachusetts for the past ten years and chairs the advisory board for the Department of Economics at the University of Massachusetts where he is a frequent lecturer in the Department of Economics and the School of Management.

Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.


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

No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors.

There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company.

                       SECURITIES OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of September 27, 2000. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.

                                                                              NUMBER OF SHARES        PERCENT
NAME (1)                      DIRECTOR SINCE      ADDRESS                     BENEFICIALLY OWNED      OF CLASS
--------                      --------------      -------                     ------------------      --------
Chris Bunka                          1999         5774 Deadpine Drive               3,075,000            33.10%
                                                  Kelowna, B.C.
                                                  V1P 1A3

Sudhir Khanna                        1999         6407 Alderwood Trail              1,025,000            11.03%
                                                  Mississauga, Ontario
                                                  L5N 6W9

Stephen Encarnacao                   2000         12 Fells Road                        Nil                 N/A
                                                  Winchester, MA 01890

All Executive Officers and Directors                                                5,000,000            44.13%

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

Compensation received by officers, directors, and management personnel will be determined from time to time by our Board of Directors. Officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

We are party to two consulting and employment agreements both dated March 20, 2000. Under these agreements, we have contracted the services of C.A.B. Financial Services Ltd. and S.K. Services Ltd. C.A.B. Financial Services Ltd. and S.K. Services Ltd. are private companies wholly owned by Mr. Chris Bunka and Mr. Sudhir Khanna, respectively.

Under the agreement with C.A.B. Financial Services Ltd., Mr. Bunka received fees of $2,500 per month since April 1, 2000. The agreement provides that Mr. Bunka's payments will increase to $5,000 per month at such time as we have raised a cumulative total of $1,000,000 in equity financing. This agreement also provides that Mr. Bunka is to receive 400,000 of our stock options which will vest over a three year period. The agreement also provides that Mr. Bunka


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

may not compete against us in our chosen line of business during the term of his employment or for one year following his employment.

Under the agreement with S.K. Services Ltd., Mr. Khanna received fees of $1,750 per month since April 1, 2000. The agreement provides that Mr. Khanna's payments will increase to $3,500 per month at such time as we have raised a cumulative total of $1,000,000 in equity financing. This agreement also provides that Mr. Khanna is to receive 200,000 of our stock options which will vest over a three year period. The agreement also provides that Mr. Khanna may not compete against us in our chosen line of business during the term of his employment or for one year following his employment.

We are party to a stock option agreement with Mr. Stephen Encarnacao dated September 18, 2000 granting Mr. Encarnacao a total of 70,000 options to acquire common shares of the Company at $1.00 per share with 25,000 options vesting on September 18, 2000 and 15,000 options vesting on each of September 18, 2001, September 18, 2002 and September 18, 2003.

                                PROPOSAL NUMBER 2
                        APPROVAL OF INDEPENDENT AUDITORS

The Board of Directors has selected Davidson & Company ("Davidson & Company") as the independent auditors for the Company for the fiscal year ending June 30, 2001.

On January  26,  2000,  the  Company  appointed  Davidson  & Company,  Chartered
Accountants to replace Kish, Leake & Associates, P.C. as our principal accountants. The change in accountants was approved by the Board of Directors.

The report of Kish, Leake & Associates, P.C. on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has had no disagreements with its former principal accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report relating to its audit for the Company.

It is not anticipated that representatives of Davidson & Company will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" approval of Davidson & Company as the Company's independent auditors for the fiscal year ending June 30, 2001.

                     SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                       2001 ANNUAL MEETING OF SHAREHOLDERS

The 2001 Annual Meeting of Shareholders has been scheduled to take place on October 12, 2001. Shareholder proposals for presentation at that meeting must be received by the Company by no later than September 1, 2001.


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

                                 OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

                                            By Order of the Board of Directors,


                                            /s/ Chris Bunka
                                            ------------------------------------
                                            Chris Bunka, President and Secretary


September 27, 2000

Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2000, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: Chris Bunka, President and Director, Newsgurus.com, Inc., 5774 Deadpine Drive, Kelowna, British Columbia, V1P 1A3.

                                      PROXY

                               NEWSGURUS.COM, INC.

The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints Chris Bunka with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

         Type of meeting:  Annual

         Date of meeting:  Friday, October 27, 2000

         Place of meeting: 5774 Deadpine Drive
                           Kelowna, B.C.  V1P 1A3

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The proxyholder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on October 27, 2000.

Dated:  ____________________, 2000


---------------------------------------
Signature


---------------------------------------
Print name of Shareholder

Number and class of shares held: ____________________

INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     BALLOT

                               NEWSGURUS.COM, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                            Friday, October 27, 2000

A. Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)

     ---------------------------------------------------------------------------
                                 Printed name(s)

B. If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

     ---------------------------------------------------------------------------

C.   Number of shares being voted: _______________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL OF THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

                                 WRITTEN BALLOT

Election of directors for the coming year: (Vote only for 1)

Nominee                             For                        Withhold
-------                             ---                        --------

Chris Bunka                         _______________            _________________
Sudhir Khanna                       _______________            _________________
Stephen Encarnacao                  _______________            _________________

Ratification of the appointment of Davidson & Company as independent public accountants.

For               Against               Abstain
---               -------               -------

--------          --------              --------

                                            ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Print Name(s) exactly as on certificate

For Shares Being voted by Proxy (attach proxy):

                                         ---------------------------------------
                                         Printed Name of Proxy Holder

                                         ---------------------------------------
                                         Printed Name(s) of Holder(s) of record

                                         By:      ______________________________
                                                  Signature of proxy holder